Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-14
                        Updated POOL PROFILE (10/1/2003)

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                                             Bid                 Tolerance
                                    --------------------    --------------------
AGGREGATE PRINCIPAL BALANCE                 $400,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Oct-03
INTEREST RATE RANGE                          4.250-6.125
GROSS WAC                                          4.980%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                               1 bps
WAM (in months)                                      178           (+/- 2 month)

WALTV                                                 55%          (maximum +5%)

CALIFORNIA %                                          53%          (maximum 53%)

AVERAGE LOAN BALANCE                            $531,000      (maximum $540,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,550,000    (maximum $1,600,000)

CASH-OUT REFINANCE %                                  18%          (maximum +5%)

PRIMARY RESIDENCE %                                   96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                              95%          (minimum -5%)

FULL DOCUMENTATION %                                  55%          (minimum -5%)

UNINSURED > 80% LTV %                               0.02%          (maximum +1%)

WA FICO                                              735           (minimum -10)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

Estimated Dispersion:

4.250%        $372,290
4.625%      $2,749,617
4.750%     $95,737,771
4.875%    $120,275,684
5.000%     $69,538,449
5.125%     $43,586,080
5.250%     $33,477,113
5.375%     $11,172,704
5.500%     $10,402,346
5.625%      $4,405,563
5.750%      $4,638,787
5.875%      $1,413,995
6.000%      $1,835,186
6.125%        $394,416

           400,000,000

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-14
                        Updated POOL PROFILE (10/1/2003)
                               PRICING INFORMATION

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RATING AGENCIES                        TBD by Wells Fargo

PASS THRU RATE                             4.75% or 4.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS       2.27% or 0.08%

PRICING DATE                                          TBD

FINAL STRUCTURE DUE DATE                        10-Oct-03               9:00 AM

SETTLEMENT DATE                                 30-Oct-03

ASSUMED SUB LEVELS                                    AAA                 1.250%
                                                       AA                   TBD
                                                        A                   TBD
                                                      BBB                   TBD
                                                       BB                   TBD
                                                        B                   TBD

                                       Note: AAA Class will be rated by two
                                       rating agencies. AA through B Classes
                                       will be rated by one rating agency.

WFASC Securitization Program as follows:

      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.

      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.

      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.

      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.

      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-14. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356

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                            WFASC Denomination Policy
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                                        Minimum        Physical      Book Entry
Type and Description of Certificates  Denomination   Certificates   Certificates
                                         (1)(4)
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Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS,
Non-complex components (subject to
reasonable prepayment support)          $25,000        Allowed        Allowed

Companion classes for PAC, TAC,
Scheduled Classes                       $100,000       Allowed        Allowed

Inverse Floater (Including
Leveraged), PO, Subclasses of the
Class A that provide credit
protection to the Class A, Complex
multi-component certificates            $100,000       Allowed        Allowed

Notional and Nominal Face IO              (2)          Allowed        Allowed

Residual Certificates                     (3)          Required     Not Allowed

All other types of Class A
Certificates                              (5)            (5)            (5)

Class B (Investment Grade)              $100,000       Allowed        Allowed

Class B (Non-Investment Grade)          $250,000       Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.